--------------------------------------------

                                UNITED  STATES
                   SECURITIES  AND  EXCHANGE  COMMISSION
                          WASHINGTON,  D.C.  20549
                   ---------------------------------------------

                                   FORM  8-K

                                CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                    --------------------------------------

     Date  of  Report  (Date  of  earliest  event  reported):   March  31,  2000
                                                               ----------------
                             Saf-T-Hammer Corporation
      -------------------------------------------------------------------------
            (Exact  name  of  registrant  as  specified  in  its  charter)

                                     Nevada
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                  (State  or  other  jurisdiction  of  incorporation)


     0-29015                                           87-0543688
----------------------                     ------------------------------------
(Commission  File  Number)                  (IRS  Employer  Identification  No.)


            14500 N. Northsight Suite 221, Scottsdale, Arizona 85260
--------------------------------------------------------------------------------
     (Address  of  principal  executive  offices)     (Zip  Code)

                                 (480) 949-9700
                    -------------------------------------------
              Registrant's  telephone  number,  including  area  code:

                             Lost Coast Ventures,  Inc.
                      610  Newport  Center  Drive,  Suite  800
                             Newport  Beach,  CA  92660
                                  (949)  719-1977
                         ---------------------------------
                   (Former  name,  address  and  telephone  number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     (a) Pursuant to a Stock Exchange Agreement (the "Exchange Agreement") dated as of March 31, 2000 between MRC Legal Services LLC ("MRC"), a California limited liability company and a majority shareholder of Lost Coast Ventures, Inc. ("Lost Coast"), a Delaware corporation, and Saf-T-Hammer Corporation ("SAFH"), a Nevada corporation, 800,000 of the outstanding shares of common stock of Lost Coast held by MRC, representing approximately 80% of the issued and outstanding common stock of Lost Coast, were exchanged for 200,000 shares of common stock of SAFH in a transaction in which SAFH effectively became the parent corporation of Lost Coast.

     The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of Lost Coast, MRC and SAFH on March 31, 2000. No approval of the shareholders of either SAFH or Lost Coast is required under applicable state corporate law.

     Prior to the merger, Lost Coast had 1,000,000 shares of common stock outstanding of which 800,000 shares were exchanged by MRC for 200,000 shares of common stock of SAFH. Immediately subsequent to the stock exchange, Lost Coast agreed to complete a reorganization pursuant to which the remaining shareholders were paid cash for their shares. By virtue of the exchange and the proposed reorganization, SAFH acquired 100% of the issued and outstanding common stock of Lost Coast.

     SAFH also entered into a Consulting Agreement in connection with the acquisition of Lost Coast with M. Richard Cutler, Brian A. Lebrecht, Vi Bui, Asher Starik and Stephanie Crumpler (the "Consultants") pursuant to which SAFH agreed to issue 250,000 shares of common stock of SAFH to the Consultants.

     Prior to the effectiveness of the Exchange Agreement, SAFH had an aggregate of 8,889,110 shares of common stock, par value $.001, issued and outstanding, and no shares of preferred stock outstanding.

     Upon closing of the Exchange Agreement and Consulting Agreement, SAFH had an aggregate of 9,339,110 shares of common stock outstanding.

     The officers of SAFH continue as officers of SAFH subsequent to the Exchange Agreement. See "Management" below. The officers, directors, and by-laws of SAFH will continue without change.

     A copy of the Exchange Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.

(b) The following table sets forth certain information regarding beneficial ownership of the common stock of SAFH as of March 31, 2000 (prior to the issuance of 450,000 shares pursuant to the Exchange Agreement and the Consulting Agreement) by:

   - each person or entity known to own beneficially more than 5% of the common stock;
   -  each  of  SAFH's  directors;
   -  each  of  SAFH's  named  executive  officers;  and
   -  all  executive  officers  and  directors  of  SAFH  as  a  group.


                                       NUMBER OF SHARES
BENEFICIAL OWNER                       BENEFICIALLY OWNED(1)  PERCENTAGE

Mitchell A. Saltz                                  3,300,000       37.12%

Sandra E. Price                                      560,000         6.3%

Sherry Noreen                                        275,000         3.1%

Theodore Saltz                                       300,000        1.12%

All Executive Officers and Directors               3,875,000       41.34%
& Affiliates As a group (3 persons)

1.     The  address for each of these shareholders, with the exception of Sandra
E. Price is c/o Saf-T-Hammer Corporation, 14500 N. Northsight, Suite 221, Scottsdale, Arizona 85260. Each person has sole voting and dispositive power with respect to all outstanding shares. Ms. Price's address is 3030 E. Ocotilla LN East, Phoenix, AZ 85028.


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     (a) The consideration exchanged pursuant to the Exchange Agreement was negotiated between MRC and SAFH.

     In evaluating SAFH as a candidate for the proposed acquisition, MRC used criteria such as SAFH's present stock price as set forth on the over-the-counter bulletin board, its safe gun technology and other businesses and other anticipated operations, and SAFH's business name and reputation. MRC and SAFH determined that the consideration for the merger was reasonable.

     (b) SAFH intends to continue its historical businesses and proposed businesses as set forth more fully immediately below.

BUSINESS

COMPANY  ORGANIZATION,  REORGANIZATION  AND  OPERATIONS

     Prior to incorporation as Saf-T-Hammer Corporation in 1998, the Company existed as De Oro Mines, Inc. De Oro Mines, Inc. was incorporated on June 17, 1991 in the state of Nevada. Its original Articles of Incorporation provided for 1,000,000 shares of common stock with a par value of $0.01 per share. On August 15, 1996, the shareholders of the Company authorized the recapitalization of the Company and the Amendment of its Articles of Incorporation to allow the Corporation to issue up to 100,000,000 shares of a single class of Common Stock with a par value of $0.001. The Amended Articles were duly adopted as stated and were filed on October 16, 1996 with the Secretary of the State of Nevada. From its inception, De Oro Mines, Inc. was in the development stage and was primarily engaged in the business of developing mining properties. During 1992, De Oro lost its remaining assets and settled its liabilities, and from that date forward remained dormant. Effective October 20, 1998, the company acquired the assets of Saf-T-Hammer, Inc., and changed its name from De Oro Mines, Inc. to Saf-T-Hammer Corporation. Prior to this agreement becoming effective, De Oro Mines, Inc. had a total of 532,788 shares of common stock issued and outstanding. Pursuant to the Asset Agreement, the Company issued 1,331,250 shares of common stock to Saf-T-Hammer, Inc., which then resulted in a total of 1,864,038 shares of common stock being issued and outstanding. The shareholders also approved a four share for one share forward stock split. This asset purchase agreement and bill of sale was approved by the majority of the shareholders of both corporations and provided for the purchase of all of the assets of Saf-T-Hammer, Inc., which included the device more specifically described below and all rights connected with and concerning the device.

     The principal asset of Saf-T-Hammer, Inc. was a product in development and the patent pending rights to a childproof gun safety device known as the
Saf-T-Hammer,  which  is  an  easily removable, external firearm hammerhead that
enables  safe  storage  of  weapons,  including  loaded  firearms.   Once  the
Saf-T-Hammer has been removed, the weapon is incapable of discharging. When the Saf-T-Hammer is placed back on the weapon, it is again ready to fire. A gun owner can easily remove the Saf-T-Hammer in approximately one second and take it with him or her when leaving the home, thereby relieving the fear of death or injury to a child or other person due to an accidental discharge of the weapon. Upon the gun owner's return, he or she can easily place the Saf-T-Hammer back on the weapon in about a second, as well. Thus, the Saf-T-Hammer allows both safety and protection while the weapon remains loaded. The unique and salient features of the Saf-T-Hammer are as follows:


   o Saf-T-Hammer,  unlike  trigger  locks,  can  be  used with a loaded weapon;
   o Saf-T-Hammer  cannot  be  fired  when  in  safety  mode;
   o Saf-T-Hammer  can  be  removed  and  re-armed  in  less  than  a  second;
   o Saf-T-Hammer  requires  no  keys;
   o Saf-T-Hammer  requires  no  codes  to  remember;
   o Saf-T-Hammer requires no appreciable level of mechanical ability to operate;
   o Saf-T-Hammer  cannot  be  broken,  twisted  or  cut-off;
   o Saf-T-Hammer  is  cheaper than other similar gun safety devices to produce;
      and
   o Saf-T-Hammer  is  currently  patent  pending.

     The Company's administrative offices and distribution facilities are located at 14500 N. Northsight, Suite 221, Scottsdale, Arizona 85260. There are currently six employees who perform managerial and administrative duties for the Company. To date, Saf-T-Hammer Corporation has had no business operations and limited prior operating history. For the most part, the Company's operations have been narrowly confined to research and development, infrastructure and market planning, and cultivation of its sales and marketing network. As a direct result of the Company's emphasis upon internal development, it has fostered two gun safety products ("Saf-T-Hammer" and "Saf-T-Trigger") that will be marketed and distributed through standard firearms industry distribution channels, catalogue outlets and direct sales. The Company has also identified a unique proprietary marketing plan for one of its divisions, an Internet safety mall. This Internet based "mall" concept will feature products and services incidental to home and family safety issues and should serve as a secondary profit center to the Company's core business.

THE  ADDRESSED  MARKET

     Three  target  markets  exist  for  Saf-T-Hammer  &  Saf-T-Trigger:

1. Current gun owners who store their weapons in residences where children reside or visit;

2. Future gun owners who will purchase a weapon equipped with Saf-T-Hammer or Saf-T-Trigger, or replace their current weapon with a gun, which has been equipped with Saf-T-Hammer or Saf-T-Trigger; and

3. Gun Dealers and Gunsmiths, (technically known as Federal Firearms Licensees or FFL's) who will act as the distributors of Saf-T-Hammer and Saf-T-Trigger, and as the point of contact for gun owners wanting to be fitted with Saf-T-Hammer or Saf-T-Trigger technology. Currently, in the United States, there are 93,000 FFL's.

     The company acknowledges that specialized target marketing strategies will be required for each of these three markets and has addressed those needs with a comprehensive marketing plan.

NEW  GUN  SALES

     Saf-T-Hammer plans to license the rights of its product to the major gun manufacturers for a royalty payment for each Saf-T-Hammer or Saf-T-Trigger. Gun manufacturers can produce both of these products for a few dollars apiece after minor changes are made to their existing manufacturing process.

AFTER-MARKET  CONVERSIONS

     Saf-T-Hammer intends to establish licensed Saf-T-Hammer dealers (existing gunsmiths) to convert currently owned guns with Saf-T-Hammers and Saf-T-Triggers. It is anticipated that dealers will purchase the products from the Company, and will charge the customer for the labor involved in installing a Saf-T-Hammer or Saf-T-Trigger.

The dealers can install the devices in approximately 10 minutes. The Company anticipates that the total cost of the conversion to the consumer will be less than $50.00.

BUSINESS  STRATEGY

     Current  and  Future  Gun  Owners

     Saf-T-Hammer and Saf-T-Trigger can be marketed successfully to both current and future gun owners through both conventional techniques, and complimentary creative strategies. Conventional marketing strategies will include the venues currently utilized by all gun manufacturers, including magazines, gun shows, target mailings, etc. Sales data from the major gun manufacturers suggests that conventional marketing techniques are successful. Additionally, Saf-T-Hammer can be promoted through unconventional avenues. Some of these include:

     Development of relationships with safety organizations such as the National Safety Council, Center to Prevent Handgun Violence, Mothers Against Violence in America (MAVIA), the NRA's Eddie Eagle Gun Safety Program, and others which are spreading across the United States. In some instances, Saf-T-Hammer should earn the endorsement of safety organizations based on pure product merit. In other circumstances, a "team approach" can be utilized to benefit both the non-profit entity and Saf-T-Hammer, through the use of cash incentive donations to these organizations for sales attributed to the organizations' efforts.
     By virtue of the novel and unprecedented safety technology it represents, Saf-T-Hammer can make good utilization of a major public relations "kick-off" campaign. The ease and speed with which the technology can be implemented, coupled with the complete trustworthiness of its safety features makes Saf-T-Hammer a truly newsworthy invention. Because Saf-T-Hammer's products are strictly safety devices, they are not burdened by the politics surrounding gun ownership and gun rights, and can be widely embraced as a solution to unintended gun injuries and death. The government scrutiny and public focus on gun danger makes the present a perfect time to launch Saf-T-Hammer into the marketplace.

     Gun  Dealers  and  Gunsmiths  Performing  Conversions

     Dealers and gunsmiths ("FFL's") will also require specialized marketing. To successfully foster a mass desire to sell Saf-T-Hammer-equipped firearms will depend on communicating the following to FFL's:

     The  profit  potential  of  selling  Saf-T-Hammer  equipped  guns;
     The ease of the conversion process, and the telephone and web-site availability of on-going technical support;
     The ease of the use of the Saf-T-Hammer and Saf-T-Trigger, and the ease with which it may be demonstrated to the gun owner, as well as the availability of point-of-purchase promotional and training material to be made available to gun owners at the dealership.

     Detailed  strategies  for  each  of  these  markets  are  underway.

COMPETITION

     The major competitors of the Company are the manufacturers of trigger locks. Currently, most of these devices require that the guns be unloaded. Saf-T-Hammer is designed to be used on either loaded or un-loaded weapons. We not only offer a solution to existing gun owners, but to new gun owners as well.

FIREARMS  AVAILABLE  FOR  SAF-T-HAMMERS

     Nearly all of the 230 million firearms in the U.S. can be fitted with either a Saf-T-Trigger or Saf-T-Hammer, and in many cases, both.

INSTITUTION  OF  A  CHARITABLE  FOUNDATION  FOR  GUN  SAFETY

     In light of numerous recent events, the Company recognizes that now, more than ever before, a meaningful statement coupled with action must be effected to stem the tide of both reckless and unintentional gun violence. The management of Saf-T-Hammer is firmly committed to alleviating the suffering and improving the quality of life of all victims of senseless firearms violence. To this end, Saf-T-Hammer will be chartering an independent philanthropic service to raise and administer funds for the express purpose of financing relief from and providing answers to tragedies that result from irresponsible gun violence. After examining the root cause, pattern of practice and most significant areas of deficiency surrounding this problem, the Company's Board of Directors has mandated a policy of intervention that will serve to address the blight of senseless gun violence. The course of action selected by the Company's directors has culminated in a resolution to support the funding of a charitable foundation (hereinafter "Foundation for Gun Safety") that will devote its energies and resources toward the following:

     GUN SAFETY EDUCATION FUND: This area of intervention will monitor, select and award worthy organizations and institutions striving to implement educational programs that effectively disseminate gun safety and awareness.

     OUTREACH FUND: In recognition of the social and economic climate that pervades many of our communities, the Foundation for Gun Safety will spearhead a movement to retro-fit guns with the Saf-T-Hammer in targeted economically challenged areas. The Outreach Fund's express mission will be to offer this service on a cost free, "no questions asked" basis.

     VICTIM BEREAVEMENT FUND: The aftermath of gun violence leaves its mark on all strata of the American populace and, oftentimes, it does not discriminate between those who are financially capable of bearing the brunt of medical and counseling expenses. To assuage this additional victimization of the families who are related to persons targeted by senseless firearms violence, the Foundation for Gun Safety will allocate funds and directly apply them to assist in supporting selected families burdened by the excessive cost of medical and counseling expenses.

     To ensure the success of this charitable foundation, Saf-T-Hammer expects to contribute the sum of one dollar ($1.00) for each dollar raised by the foundation up to a maximum of 5% of its pre-tax profits.

SUMMARY  OF  MANUFACTURING  AND  SERVICE  DIVISIONS

     All three divisions, as represented hereinafter, serve as the manufacturing, service and core business of the Company. The following summary describes their function and operations in brief detail:

     PRODUCTION. This division is dedicated to the research, development and manufacturing of products and services employed in the safety product industry at affordable prices. Saf-T-Hammer Corporation ("Saf-T-Hammer") plans to manufacture and introduce a full line of safety products that will provide families with simple, safe solutions to the dangers that exist in and out of the home. At this time, Saf-T-Hammer is currently developing and testing its
Saf-T-Trigger  device.  The  prototypes  are  built  and stress tested to 10,000 rounds. Once the Company is satisfied that a prototype meets its rigorous design and function requirements, the prototype is sent for bid to manufacturers. Manufacturing specifications will be strictly adhered to, and quality control procedures will ensure the high quality of the final product. Invariably, there is considerable cost and time involved in research and development prior to the actualization of a new product as it reaches the manufacturing stage. The Saf-T-Trigger device is expected to be available to the market by the second quarter of 2000. To mitigate the liability of developing additional safety products, Company management believes that the impending revenue generated from the introduction of the Saf-T-Trigger device will be sufficient to offset the simultaneous research and development cost of its additional product line. Management fully expects that in following such a course of development it should afford Saf-T-Hammer a lucrative means of generating revenue from its retail efforts while new products are developed and submitted for industry and regulatory approval. This division will serve to meet the Company's short-term objective of bringing in revenues to support the R&D activities of the Company while sustaining its long-term objectives of exponential growth. The Company believes that through this mode of production it will find increased profitability within one year of commencement of manufacturing operations. Saf-T-Hammer will provide its products on a retail and wholesale basis through direct marketing and licensed distribution similar to, and in such manner as is customarily utilized in the sale of gun parts marketing programs. However, current plans are underway to effect an Internet "Mall" concept for purposes of highlighting and showcasing the Company's and others' home and family safety products.

     MARKETING.   Saf-T-Hammer  Corporation  will  utilize  traditional  and non-traditional venues to introduce and promote the Saf-T-Hammer and other products offered by the Company. Traditional venues will include utilization of the well-established firearms industry marketing and distribution networks to sell its products. The Company recently negotiated placement of its products with market reps, who carry products directly into dealership and sporting goods stores in all 50 states. Management believes that market representatives offer an ideal means of introducing the retail environment to a new product, because they combine on-site, hands-on exposure to the products with education and personal salesmanship. Saf-T-Hammer Corporation will also use traditional venues to reach the law enforcement market. Many jurisdictions require their officers to use a safety device for their firearms while off-duty. Non-traditional consumer venues include exposure to the family market segment, through traditional media venues and via partnerships with organizations promoting safety, including law enforcement, schools, pediatricians and other public safety officials. Extensive contacts in this arena are underway, including efforts to coordinate with law enforcement, and other city public safety officials nationwide. Internet exposure will be utilized to enhance product exposure and to prime the market by raising public awareness about the gun safety issue. A large-scale public awareness program is also underway, which includes exposing press and public officials to the product. As the Company prepares to place its products on the shelves, an intensive advertising campaign will compliment the public relations efforts already underway.

     E-COMMERCE VENTURES. Saf-T-Hammer Corporation is currently exploring the development of a complimentary e-commerce element to create additional exposure for the Company's products, and to generate an additional revenue stream through sales of an assortment of safety products to the public over the Internet. The Company's web site is www.saf-t-hammer.com.

MARKET  FOR  SAFH'S  SECURITIES

        SAFH has been a non-reporting publicly traded company. SAFH's common stock is presently traded on the OTC Bulletin Board operated by Nasdaq under the symbol SAFHE. SAFH has not become or otherwise been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. SAFH is required to become a reporting company by the close of business on April 6, 2000 or no longer be listed on the OTC Bulletin Board. SAFH effected the stock exchange transaction with Lost Coast on March 31, 2000 and became a successor issuer thereto in order to comply with the reporting company requirements implemented by the over-the-counter bulletin board.

     The following table sets forth the high and low closing prices for shares of SAFH common stock for the periods noted, as reported by the National Daily Quotation Service and the Over-The-Counter Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

                                           CLOSING  PRICES
      YEAR     PERIOD                       HIGH      LOW
     ------------------------------------------------------
     2000     First  quarter               $2.34     $0.75

     1999     First  quarter               $1.88     $0.88
              Second  quarter              $2.94     $0.88
              Third  quarter               $1.81     $1.00
              Fourth  quarter              $1.31     $0.88

      In addition to freely tradeable shares, SAFH has shares of common stock outstanding which could be sold pursuant to Rule 144. In general, under Rule 144, subject to the satisfaction of certain other conditions, a person, including one of our affiliates, who has beneficially owned restricted shares of common stock for at least one year is entitled to sell, in certain brokerage transactions, within any three-month period, a number of shares that does not exceed the greater of 1% of the total number of outstanding shares of the same class, or the average weekly trading volume during the four calendar weeks immediately preceding the sale. A person who presently is not and who has not been an affiliate for at least thre months immediately preceding the sale and who has beneficially owned the shares of common stock for at least two years is entitled to sell such shares under Rule 144 without regard to any of the volume limitations described above.

MANAGEMENT

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth the names and ages of the current directors and executive officers of SAFH who will remain so with the combined entity, their principal offices and positions and the date each such person became a director or executive officer. Our executive officers are elected annually by the Board of Directors. Our directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the directors and executive officers except that Theodore Saltz is the father of Mitchell A. Saltz. In addition, there was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

     Our  directors  and  executive  officers  are  as  follows:

Name                          Age     Positions
--------------------------------------------------------------------------------
Mitchell  A.  Saltz           47      Chief Executive Officer and Chairman of
                                      the  Board of  Directors

Robert  L.  Scott             53      President  and  Chief  Operations Officer

Sherry  Noreen                46      Vice  President  and  Director

Theodore  Saltz               69     Secretary/Treasurer  and  Director

MITCHELL  A.  SALTZ  -  CEO  &  CHAIRMAN

     Mitchell A. Saltz has been Chief Executive Officer and a Director of the Company since its inception in 1998 and is primarily responsible for formulating corporate policy and direction. Prior to assuming the president and CEO's position, he amassed an impressive record spanning more than 10 years as the former founder and president of Business Information Systems, Inc. ("BISI"). BISI served as a data processing firm specializing in computerized accounting and income tax services. Clients included national CPA firms and Fortune 500 companies. Mr. Saltz served on several corporate boards and chaired the financial advisory board of Western Omni Trust, an international investment banking company specializing in initial public stock offerings, asset management and international tax strategies, for 6 years. Furthermore, Mr. Saltz served as a Board member of Mezzanine Capital, Ltd., (MEZZ), a publicly held Bermuda closed-end investment holding company which he helped found in 1994. MEZZ specializes in equity investments, bridge financing, and investment banking services to publicly traded companies. Mr. Saltz performed all corporate accounting functions, cash-flow management, investment strategy, tax planning, mergers and acquisitions analysis, and portfolio management of the cash and marketable securities held by MEZZ, as Treasurer and Chief Financial Officer at MEZZ. Among his many achievements, Mr. Saltz co-invented the safety hammer and safety trigger device which are the primary products of Saf-T-Hammer Corporation. The devices are designed with the capability of simultaneously rendering both loaded and unloaded firearms inoperable. He assigned the rights to the devices to the Company and filed for patent protection in the beginning of 1998 and 1999. Mr. Saltz received his BA in accounting from Cleveland State University.

ROBERT  L.  SCOTT  B  PRESIDENT  &  COO

     Mr. Scott joined Saf-T-Hammer in December, 1999. Mr. Scott spent a decade at Smith & Wesson, one of the nation's leading gun manufacturers. He joined the Hartford-based company in 1989 as Vice-President of Sales and marketing and oversaw the gun company's worldwide sales and marketing efforts. Mr. Scott brings a wealth of knowledge about the firearms and sporting industries as well as extensive marketing experience to Saf-T-Hammer, having spent some 20 years in the business of marketing consumer products. Prior to joining Smith and Wesson, Mr. Scott directed sales operations for a number of national consumer goods companies, including Miami-based Tasco Sales, Inc. and Berkley and Company out of Iowa. Mr. Scott currently serves as Vice Chairman of the Hunting and Shooting Sports Heritage Foundation, is on the Board of Governors of the National Shooting Sports Foundation, and on the Executive Committee of the Sporting Arms and Ammunition Manufactures' Institute. Mr. Scott graduated from Ohio University in Athens, Ohio in 1969.

SHERRY  NOREEN  -VICE  PRESIDENT,  DIRECTOR

     Ms. Noreen brings a solid and extensive 20 year sales background to the Company. Serving as the Vice President of Marketing, she is principally concerned with the management and development of the Company's varied marketing strategies, which include liaison between the Company and its customers. Ms. Noreen graduated with honors from Michigan State University and applied her education and training by helping to sell technological communications networks for such industry leaders as AT&T, Michigan Bell/Ameritech and US West. Her titles ranged from Major Market Account Executive to Strategic Account Manager in which she managed a team of 20 sales and technical engineers and was responsible for 18 million dollars in annual sales revenues. During her combined tenure at the aforementioned communications companies, she personally developed and implemented a marketing strategy which culminated in generating over 100 million dollars in sales revenues. Ms. Noreen has further distinguished herself by winning Leaders Council awards and ranked in the top 5% every year of her tenure. Moreover, she won Sales Team of the Year awards at AT&T, and was the top Account Executive in the US for Ameritech in 1990.
Throughout her service at the aforementioned communications enterprises, her clients included such industry giants as: Allied Signal, Citicorp, IBM, TRW, Holiday Inn, Price Waterhouse, Chase Manhattan, TransAmerica, John Hancock, Xerox, Federal Express, Honeywell, Rockwell, ADP, Compuware, Deloite Touche, Arthur Anderson, Siemens, CNA, Textron, LA-Z-Boy, Burlington Northern, K-Mart, Vickers, Digital Equipment, as well as a host of school districts and major universities.

THEODORE  SALTZ  -  SECRETARY/TREASURER,  DIRECTOR

     Mr. Saltz occupies the posts of Secretary and Treasurer for the Company. His duties include management of working capital, receivables, cash and accounts outstanding, and ongoing financial forecasting. After graduating from Case Western Reserve University with honors in the field of accounting, Mr. Saltz practiced as a Certified Public Accountant for over 40 years. He founded the accounting firm of Page, Saltz and Shamis in 1967, which became one of the largest local public accounting firms in the state of Ohio. Mr. Saltz currently serves on numerous corporate and advisory boards for both public and privately run businesses.

     The directors named above will serve until the next annual meeting of the Company's shareholders. Thereafter, directors will be elected for one-year terms at the annual shareholders' meeting. Officers will hold their positions at the pleasure of the Board of directors, absent any employment agreement.

EXECUTIVE  COMPENSATION

Summary  Compensation  Table

     The following SAFH summary compensation table shows certain compensation information for services rendered in all capacities for the three fiscal years ended December 31, 1998 and 1999. Other than set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.



                               SUMMARY COMPENSATION TABLE

                             Annual Compensation                   Long Term Compensation
                            ---------------------                 ------------------------
                                                                 Awards                  Payouts
                                                                 ---------              ------------
                                                                           Securities
                                              Other Annual   Restricted    Underlying     LTIP         All Other
Name and                     Salary   Bonus   Compensation   Stock Awards    Options      Payouts ($)  Compensation
Principal Position   Year      ($)    ($)         ($)            ($)         SAR's (#)                     ($)

Mitchell A. Saltz    1999    $28,000   -0-        -0-            -0-           -0-          -0-            -0-
(CEO & Chairman)
                     1998      -0-     -0-        -0-            -0-           -0-          -0-            -0-



                                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                              (INDIVIDUAL GRANTS)
                                              -------------------

                 Number of Securities        Percent of Total
                     Underlying              Options/SAR's
                  Options/SAR's             Granted to Employees        Exercise of Base Price
Name               Granted (#)               In Fiscal Year                   ($/Sh)              Expiration Date
-------------------------------------------------------------------------------------------------------------------

Mitchell A. Saltz      -0-                           -                           -                       -



                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                     AND  FY-END  OPTION/SAR  VALUES


                                                                    Number of Unexercised
                                                                    Securities Underlying      Value of Unexercised In-
                                                                     Options/SAR's At FY-End   The-Money Option/SAR's
                      Shares Acquired                                        (#)                   At FY-End ($)
Name                   On Exercise (#)     Value Realized            Exercisable/Unexercisable  Exercisable/Unexercisable
                                                ($)
---------------------------------------------------------------------------------------------------------------------------
Mitchell A. Saltz           -0-                  -0-                         -0-                           -0-


     To date, Directors of the Company have not received any compensation for serving in such capacity.

Employment  Agreements

     The Company presently has employment contracts in effect with all of the principal officers of the Company, which can be terminated by either party on 30 days' written notice. Mr. Saltz serves at the pleasure of the Board of Directors. Mr. Saltz was employed as the Chief Executive Officer of the Company beginning in September 1998. Mr. Saltz has oversight of all operations of the Company including, but not limited to, the procurement of raw and processed materials, the shipment and sale of the Company's products, solicitation of sales, and maintenance of books and records pursuant to the operation of the plant and sales offices as required by the Board of Directors. Pursuant to his employment contract, Mr. Saltz is the named insured on a "Key Man" life insurance policy executed between the Company and a nationally known life insurance company. The Company is the designated beneficiary and will be entitled to receive benefits totaling $500,000 as per terms and provisions of the Key Man life insurance policy.

     There were no stock awards, restricted stock awards, stock options, stock appreciation on rights, long-term incentive plan compensation or similar rights granted to any Named Executive Officer during any of the Company's last fiscal year. None of the Named Executive Officers presently holds directly any stock options or stock purchase rights.

     The Company has no retirement, pension, profit sharing or other plan covering its Officers and Directors.

CERTAIN  TRANSACTIONS

Acquisition  of  Controlling  Interest

     In September 1998, Mitchell A. Saltz acquired ownership of 100% of the issued and outstanding shares of Common Stock of the Company. Subsequently, he divested ownership of nearly 38% of the issued and outstanding shares of Common Stock of the Company in his possession, as an inducement to effect employment transactions with certain of the Company's officers and directors.


Future  Transactions

     Any future transactions, including loans, between the Company and any of its officers, directors, affiliates and principal shareholders will be on terms no less favorable to the Company than can be obtained from unaffiliated third parties. Any such transactions will be subject to approval of a majority of the Board of Directors, including a majority of the independent, disinterested directors.

Recent Stock Issuances


     In March 2000, the Company issued convertible debentures with a face value of $1,000,000 under Rule 504 of Regulation D. The debentures are convertible into common stock at the discretion of the holder at a 25% discount. As of the date of this report none of the debentures have been converted.

     On or about March 15, 2000, the Company issued an aggregate of 310,500 shares of the Company's "restricted" common stock to five consultants in exchange for consultation services rendered to the Company valued at $155,250. The issuances were isolated transactions not involving a public offering pursuant to section 4(2) of the Securities Act of 1933.


Resolving  Conflicts  of  Interest

     The Board of Directors has determined that its Directors are to disclose all conflicts of interest and all corporate opportunities to the entire Board of Directors. Any transaction involving a conflict of interest engaged in by the Company shall be on terms no less favorable than could be obtained from an unrelated third party. A director will only be allowed to pursue a corporate opportunity in the event it is first disclosed to the Board of Directors and the Board determines that the Company shall not pursue the corporate opportunity.

DESCRIPTION  OF  SECURITIES

General

     The Company's authorized capital structure presently consists of one class of Common Stock. There are authorized 100,000,000 shares of a voting Common Stock, par value $0.001 per share, of which 8,889,110 shares are issued and outstanding as of March 31, 2000. There are currently outstanding no warrants or options to purchase any shares of the Company's Common Stock or Preferred Stock.

Description  of  Common  Stock

     The Company is authorized for the issuance of 100,000,000 shares of a voting Common Stock, par value $0.001 per share, of which 8,889,110 (without giving effect to the Stock Exchange Agreement) shares are issued and outstanding as of March 31, 2000. Each issued and outstanding share entitles its holder to one vote. The shares of the Company's Common Stock have no preemptive or other subscription rights, have no conversion rights. In the event of liquidation, holders of the Company's Common Stock will share on a pro rata basis all assets legally available for distribution to shareholders, subject to the liquidation preference of any outstanding shares of the Company's Preferred Stock.

     Holders of the Company's Common Stock have one vote for each share outstanding. The presence, in person or by proxy, of a majority of the outstanding shares constitutes a quorum at meetings of shareholders. The vote of the holders of a majority of the shares present at a meeting at which a quorum is present shall be the act of the shareholders unless the vote of a greater number is required by law or by the Articles of Incorporation. The Company's Common Stock does not have cumulative voting rights. Therefore, the holders of more than fifty percent of the outstanding shares voting for the election of directors can elect all members of the Board of Directors, and in such event, the holders of the remaining shares will not be able to elect any persons or the Board of Directors.

Transfer  Agent

     The Company has retained Interwest Transfer Company, Inc., 1981-4800 South, Suite 100, Salt Lake City, Utah 84117, for the disposition of its publicly traded and outstanding Common Stock shares.

RISK  FACTORS

COMMERCIALIZATION  STAGE  COMPANY.

     Although we were was formed in 1991, since inception we have been engaged almost exclusively in organizational, research and development activities and has just recently initiated product commercialization. Accordingly, as a transitional development stage company, we have had a limited relevant operating history upon which an evaluation of our prospects can be made. Consequently, the likelihood of success of our business must be considered in view of all of the risks, expenses and delays inherent in the establishment of a new business, including, but not limited to, expenses and delays of an ongoing business that is commenced, slower than anticipated manufacturing and marketing activities, the uncertainty of market assimilation of our products, services and other unforeseen factors. The likelihood of the our success must be considered in light of the problems and expenses that are frequently encountered in connection with the operation of a new business and the competitive environment that it encounters.

LIMITED  OPERATING  HISTORY;  LOSSES.

     We presently have had no business operations and we have only a limited prior operating history. Although organized and incorporated in mid 1998, we did not commence active operations until the beginning of 1999. To date, our operations have been narrowly confined to research and development, infrastructure and market planning, and cultivation of its sales and marketing network. As of December 31, 1999, there have been no revenues.
We anticipate that we will continue to incur losses and generate negative cash flow over the next six months. At this time, we have no revenues, and there is no assurance that we will ever have significant revenues or be profitable or achieve positive cash flow from operations.

     WE ARE PRESENTLY IN UNSOUND FINANCIAL CONDITION WHICH MAKES INVESTMENT IN OUR SECURITIES HIGHLY RISKY. Our financial statements include an auditor's report containing a modification regarding an uncertainty about our ability to continue as a going concern. Our financial statements also include an accumulated deficit of $1,437,958 as of December 31, 1999 and other indications of weakness in our present financial position. We have been operating primarily through the issuance of common stock for services by entities, including affiliates, that we could not afford to pay in cash. We are consequently deemed by state securities regulators to presently be in unsound financial condition. No person should invest in this offering unless they can afford to lose their entire investment.

RECENTLY  REORGANIZED  COMPANY.

     De Oro Mines, Inc. was incorporated on June 17, 1991 in the state of Nevada. From its inception, De Oro Mines, Inc. was in the development stage and was primarily engaged in the business of developing mining properties. During 1992 De Oro lost its remaining assets and settled its liabilities and from that date forward remained dormant. Effective October 20, 1998, De Oro Mines acquired the assets of Saf-T-Hammer, Inc., and changed its name from De Oro Mines, Inc. to Saf-T-Hammer Corporation. The principal asset of Saf-T-Hammer, Inc. was a product in development and the patent pending rights to the product. This potential product is a childproof gun safety device.

     To date, we have had limited operating history and have not conducted any significant business. We must therefore be considered promotional and in our early formative and developmental stages. Potential shareholders should be aware of the difficulties normally encountered by a new enterprise. There is nothing at this time on which to base an assumption that our business plans will prove successful, and there is no assurance that we will be able to operate profitably.

DEPENDENCE  UPON  KEY  PERSONNEL.

     Our success depends, in part, upon the successful performance of our CEO, Mr. Mitchell A. Saltz. Although we have entered into a comprehensive employment contract with Mr. Saltz, and we have employed and will in the future employ additional qualified executives, employees and consultants having significant experience delivering the business expertise needed, if Mr. Saltz fails to perform any of the duties undertaken by him for any reason whatsoever, our ability to manufacture, market and distribute our products would be harmed. To mitigate this risk, we have secured and will maintain key man life insurance on Mr. Saltz. And, pursuant to its terms, we are the designated beneficiary and will be entitled to receive benefits totaling $500,000. Moreover, we believe there are available qualified managerial and other personnel in sufficient numbers to properly staff our facilities and offices, but we cannot be sure we could do so.

REGULATION.

     Our business, as well as all participants in the production and marketing of gun parts, is subject to various laws and governmental regulations. The manufacture and marketing of gun parts is governed by various state laws and federal regulations and protocols. We believe we are in compliance with such laws and that such laws do not have a material adverse impact on our operations. Such laws, rules, regulations and protocols are subject to change. Therefore, our approach to compliance may require modifications to adjust for future regulatory change.

COMPETITION.

     There are several manufacturing entities and service providers that currently offer products and services similar to those which we have proposed. These entities may have greater financial and personnel resources than we do. Manufacture and use of gun safety devices throughout the United States is on the increase. The gun industry, in general, is dominated by a small number of companies that are well known to the public. We believe that as a manufacturer of a firearm safety device line, both wholesale and retail, we should be able to compete with the better known brands of service companies presently in operation. Although we consider ourselves favorably positioned to compete in this market niche, our profitability may be harmed if other competing entities continue to operate or commence operations in our proposed regional areas.

RELIANCE  ON  OUTSIDE  SUPPLIERS.

     We purchase our die molds, raw materials and supplies from independent sources and will for some time remain dependent upon such outside sources for all of our unprocessed natural products. We do not know if these sources will be able to provide adequately for our current and future needs and the needs of our customers. In the event that any of our suppliers should suffer quality control problems, lack of raw materials or financial difficulties, we would be required to find alternative sources for our product lines. The time lost in seeking and acquiring additional and newer sources could hurt our revenues and profitability.

EFFECTS  ON FLUCTUATIONS IN RAW AND PROCESSED MATERIALS, COSTS AND AVAILABILITY.

     We purchase premium grade raw and processed materials for use in our manufacturing enterprise. Such products are obtained from third party sources and manufacturing sub-contractors. The price and availability of these materials are subject to numerous factors not within our control including: weather conditions, policies of foreign countries and/or trade restrictions as well as the status of the worldwide demand for raw, organic, metal, chemical and plastic ingredients. In the event we cannot timely acquire our raw and processed materials from third party entities, our ability to ship products and to service our targeted markets on a timely basis, if at all, would be harmed.

     CONFLICTS OF INTEREST. Certain conflicts of interest exist between us and our officers and directors. They have other business interests to which they devote attention, and they may be expected to continue to do so although management time should be devoted to our business. As a result, conflicts of interest may arise that can be resolved only through exercise of such judgment as is consistent with their fiduciary duties.

     POSSIBLE NEED FOR ADDITIONAL FINANCING. We have very limited funds, and such funds may not be adequate to take advantage of any available business opportunities. Even if our funds prove to be sufficient to acquire an interest in, or complete a transaction with, a business opportunity, we may not have enough capital to exploit the opportunity. Our ultimate success may depend upon our ability to raise additional capital. We have not investigated the availability, source, or terms that might govern the acquisition of additional capital and will not do so until we determine a need for additional financing. If additional capital is needed, there is no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to us. If not available, our operations will be limited to those that can be financed with our modest capital.

     REGULATION OF PENNY STOCKS. Our securities are subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell our securities and also may affect the ability of shareholders to sell their securities.

     In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks." Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, and 15g-7 under the Securities Exchange Act of 1934, as amended. Because our securities may constitute "penny stocks" within the meaning of the rules, the rules would apply to us and to our securities. The rules may further affect the ability of owners of our securities to sell our securities.

     Shareholders should be aware that, according to Securities and Exchange Commission Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
(v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. We are aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

     LIMITED PUBLIC MARKET EXISTS. There is a limited public market for our common stock, and no assurance can be given that a market will continue or that a shareholder ever will be able to liquidate his investment without considerable delay, if at all. The market price for our stock may be highly volatile. Factors such as those discussed in this "Risk Factors" section may have a significant impact upon the market price of our securities. Owing to the low price of the securities, many brokerage firms may not be willing to effect transactions in the securities. Even if a purchaser finds a broker willing to effect a transaction in these securities, the combination of brokerage commissions, state transfer taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such securities as collateral for any loans.

     FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS. Management believes that this Report on Form 8-K contains forward-looking statements, including statements regarding, among other items, our future plans and growth strategies and anticipated trends in the industry in which we operate. These forward-looking statements are based largely on our control. Actual results could differ materially from these forward-looking statements as a result of factors we describe herein, including, among others, regulatory or economic influences.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.  OTHER  EVENTS

     Successor  Issuer  Election.

     Upon execution of the Exchange Agreement and delivery of the SAFH shares to MRC as the sole shareholder of Lost Coast, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, SAFH became the successor issuer to Lost Coast for reporting purposes under the Securities Exchange Act of 1934 and elected to report under the Act effective March 31, 2000.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

        Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS


        The financial statements of SAFH for the fiscal years ending December 31, 1998 and December 31, 1999 are included herein in reliance on the report of Stonefield Josephson, Inc., our independent public accountants.












                            SAF-T-HAMMER CORPORATION
                     (FORMERLY KNOWN AS DE ORO MINES, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1999 AND 1998







                                CONTENTS


INDEPENDENT  AUDITORS'  REPORT

FINANCIAL  STATEMENTS:
  Balance  Sheet
  Statements  of  Operations
  Statement  of  Stockholders'  Deficit
  Statements  of  Cash  Flows
  Notes  to  Financial  Statements

                          INDEPENDENT AUDITORS' REPORT





Board  of  Directors
Saf-T-Hammer  Corporation
Scottsdale,  Arizona


We have audited the accompanying balance sheet of Saf-T-Hammer Corporation, (a development stage enterprise) as of December 31, 1999, and the related statements of operations, stockholders' equity and cash flows for the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Saf-T-Hammer Corporation as of December 31, 1999, and the results of its operations and its cash flows for the two years then ended in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses from operations, has negative cash flows from operations, and has a net capital deficiency. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/  Stonefield  Josephson,  Inc.
CERTIFIED  PUBLIC  ACCOUNTANTS

Santa  Monica,  California
March  31,  2000


                        SAF-T-HAMMER  CORPORATION
                   (A  DEVELOPMENT  STAGE  ENTERPRISE)

                  BALANCE  SHEET  -  DECEMBER  31,  1999


                                ASSETS
CURRENT ASSETS -
  cash                                                   $     1,000

PROPERTY AND EQUIPMENT, net of
  accumulated depreciation                                    21,212
                                                         ------------

                                                         $    22,212
                                                         ============

                 LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES -
  accrued expenses                                       $    34,041

LOANS PAYABLE, STOCKHOLDERS                                  340,000

STOCKHOLDERS' DEFICIT:
  Common stock; $0.001 par value, 100,000,000 shares
    authorized, 8,578,610 shares issued and outstanding  $     6,447
  Additional paid-in capital                               1,079,682
  Deficit accumulated during development stage            (1,437,958)
                                                         ------------

          Total stockholders' deficit                       (351,829)
                                                         ------------

                                                         $    22,212
                                                         ============


See accompanying independent auditors' report and notes to financial statements.



                                       SAF-T-HAMMER CORPORATION
                                   (A DEVELOPMENT STAGE ENTERPRISE)

                                       STATEMENTS OF OPERATIONS





                                       From inception
                                       Year ended             Year ended           to
                                       December 31, 1999      December 31,1998     December 31, 1999
                                       ---------------------  -------------------  -------------------

Net revenues                           $                  -   $                -   $                -

Cost of revenues                                          -                    -                    -
                                       ---------------------  -------------------  -------------------
Gross profit                                              -                    -                    -

Selling, general and administrative
  expenses                                        1,243,040              194,918            1,437,958
                                       ---------------------  -------------------  -------------------

Net loss                               $         (1,243,040)  $         (194,918)  $       (1,437,958)
                                       =====================  ===================  ===================

Net loss per share, basic and diluted                (0.15)   $            (0.06)  $            (0.17)
                                       =====================  ===================  ===================

Weighted average shares outstanding,
    basic and diluted                             8,426,412            3,181,563            8,426,412
                                       =====================  ===================  ===================


See accompanying independent auditors' report and notes to financial statements.



                                                     SAF-T-HAMMER CORPORATION
                                                 (A DEVELOPMENT STAGE ENTERPRISE)

                                            STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)





                                                            Additional         Total          Total
                                         Common stock        paid-in        Accumulated   stockholders'
                                    Shares         Amount    capital          deficit        deficit
                                    -------------  --------  ------------  --------------  ------------

Balance at January 1, 1998 (post
  4:1 stock split)                     2,131,152   $     -  $          -   $           -   $         -

Capital contribution into
  Saf-T-Hammer, Inc. (pre-reverse
  merger) by shareholders                                -       104,546               -       104,546

New common stock shares issued
  per reverse merger agreement
  on October 20, 1998 (post
  4:1 stock split)                     5,325,000     5,325       (5,325)               -             -

Net loss for the year ended
  December 31, 1998                                                             (194,918)     (194,918)
                                    -------------  --------  ------------  --------------  ------------

Balance at December 31, 1998           7,456,152     5,325       99,221         (194,918)      (90,372)

Issuance of common stock during
  private placement, net                 985,000       985      843,140                -       844,125

Issuance of common stock for
  services rendered                      137,458       137      137,321                -       137,458

Net loss for the year ended
  December 31, 1999                                                           (1,243,040)   (1,243,040)
                                    -------------  --------  ------------  --------------  ------------

Balance at December 31, 1999           8,578,610   $ 6,447  $ 1,079,682     $ (1,437,958)   $ (351,829)
                                    =============  ========  ============  ==============  ============


See accompanying independent auditors' report and notes to financial statements.



                                               SAF-T-HAMMER CORPORATION
                                           (A DEVELOPMENT STAGE ENTERPRISE)

                                               STATEMENTS OF CASH FLOWS

                                   INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS





                                                                                                 From inception on
                                                          Year ended           Year ended       December 18, 1992 to
                                                       December 31, 1999    December 31,1998     December 31, 1999
                                                      -------------------  ------------------  ----------------------
CASH FLOWS PROVIDED BY (USED FOR)
 OPERATING ACTIVITIES:
  Net loss                                            $       (1,243,040)  $        (194,918)  $          (1,437,958)
                                                      -------------------  ------------------  ----------------------

 ADJUSTMENTS TO RECONCILE NET LOSS TO NET
  CASH PROVIDED BY OPERATING ACTIVITIES:
      Depreciation                                                 7,740               1,548                   9,288
      Capital contribution - product development                       -              74,046                  74,046
      Stock compensation for services rendered                   137,458                   -                 137,458

 CHANGES IN OPERATING ASSETS AND LIABILITIES:
  (INCREASE) DECREASE IN ASSETS -

INCREASE (DECREASE) IN LIABILITIES -
      accrued expenses                                            10,732              23,309                  34,041
                                                      -------------------  ------------------  ----------------------

          Total adjustments                                      155,930              98,903                 254,833
                                                      -------------------  ------------------  ----------------------

          Net cash used for operating activities              (1,087,110)            (96,015)             (1,183,125)
                                                      -------------------  ------------------  ----------------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Proceeds from loans payable, related parties                   340,000             130,500                 470,500
  Payments on loans payable, related parties                    (130,500)                  -                (130,500)
  Proceeds from issuance of common stock, net                    844,125                   -                 844,125
                                                      -------------------  ------------------  ----------------------

          Net cash provided by financing activities            1,053,625             130,500               1,184,125
                                                      -------------------  ------------------  ----------------------

NET CHANGE IN CASH                                               (33,485)             34,485                   1,000
CASH, beginning of year/period                                    34,485                   -                       -
                                                      -------------------  ------------------  ----------------------

CASH, end of year/period                              $            1,000   $          34,485   $               1,000
                                                      ===================  ==================  ======================


SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION:
  Interest paid                                       $                 -                  -                       -
  Income taxes paid                                   $                 -                  -                       -

SUPPLEMENTAL DISCLOSURE OF NON-CASH
 FINANCING AND INVESTING ACTIVITIES:
  Issuance of common stock during reverse
    merger                                            $                 -  $          74,046   $              74,046
                                                      ===================  ==================  ======================
  Contribution of property and equipment              $                 -  $          30,500   $              30,500
                                                      ===================  ==================  ======================
  Issuance of stock for services                      $          137,458   $               -   $             137,458
                                                      ===================  ==================  ======================


See accompanying independent auditors' report and notes to financial statements.

                            SAF-T-HAMMER CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1999 AND 1998



(1)     ORGANIZATION  AND  BUSINESS  ACTIVITY:

Prior to incorporation as Saf-T-Hammer Corporation in 1998, the Company existed as De Oro Mines, Inc. De Oro Mines, Inc. was incorporated on June 17, 1991 in the State of Nevada. Its original Articles of Incorporation provided for 1,000,000 shares of common stock with a par value of $0.01 per share.

On August 15, 1996, the shareholders of the Company authorized the recapitalization of the Company and the amendment of its Articles of Incorporation to allow the corporation to issue up to 100,000,000 shares of a single class of Common Stock with a par value of $0.001. The amended Articles were duly adopted as stated and were filed on October 16, 1996 with the State of Nevada. From its inception, De Oro Mines, Inc. was in the development stage and was primarily engaged in the business of developing mining properties. During 1992, De Oro lost its remaining assets and settled its liabilities, and from that date forward remained dormant.

Effective October 20, 1998, the Company acquired the assets of Saf-T-Hammer, Inc. and changed its name from De Oro Mines, Inc. to Saf-T-Hammer Corporation. The acquisition was accounted for under the purchase method. Prior to this agreement becoming effective, De Oro Mines, Inc. had a total of 532,788 shares of common stock issued and outstanding. Pursuant to the Asset Acquisition Agreement, the Company issued 1,331,250 shares of common stock to Saf-T-Hammer, Inc., which then resulted in a total of 1,864,038 shares of common stock being issued and outstanding.

Pursuant to Accounting Principles Board Opinion No. 16, "Accounting for Business Combinations," Saf-T-Hammer, Inc. was the acquirer and De Oro Mines, Inc., the acquiree, and accordingly, this transaction was accounted for as a reverse merger since effective control of the Company was with the officer/shareholders of Saf-T-Hammer, Inc. The shareholders also approved a four share for one share stock split. The financial statements as of December 31, 1999 and 1998 reflect the effect of the four to one stock split. The majority of the shareholders of both corporations approved this asset purchase agreement and related bill of sale.

The primary asset of Saf-T-Hammer Corporation is a childproof gun safety device that the Company plans to manufacture and sell throughout the world. Currently, the Company is in the product development stage and has a patent pending for rights to the childproof gun safety device.

(2)     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:

USE  OF  ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.


See  accompanying  independent  auditors'  report.

                            SAF-T-HAMMER CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED DECEMBER 31, 1999 AND 1998




(2)     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED:

CASH:

Equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Concentration

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

INCOME  TAXES:

Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

NET  LOSS  PER  SHARE:

The Company has adopted Statement of Financial Accounting Standard No. 128. Earnings per Shares ("SFAS No. 128"), which is effective for annual and interim financial statements issued for periods ending after December 15, 1997. SFAS No. 128 was issued to simplify the standards for calculating earnings per share ("EPS") previously in APB No. 15, Earnings Per Share. SFAS No. 128 replaces the presentation of primary EPS with a presentation of basic EPS. The new rules also require dual presentation of basic and diluted EPS on the face of the statement of operations.

     FAIR  VALUE:

Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, approximate the carrying values of such amounts.

PROPERTY  AND  EQUIPMENT:

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred, whereas, additions, renewals, and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation is computed using the straight-line method over the estimated useful lives of 3-5 years.



See  accompanying  independent  auditors'  report.

                            SAF-T-HAMMER CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED DECEMBER 31, 1999 AND 1998



(2)     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED:

COMPREHENSIVE  INCOME:

The Company does not have other comprehensive income. Comprehensive loss consists of net loss from operations.

IMPAIRMENT  OF  LONG-LIVED  ASSETS  AND  LONG-LIVED  ASSETS  TO  BE DISPOSED OF:

The Company adopted the provision of FASB No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair values of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Adoption of this statement did not have a material impact on the Company's financial position, results of operations or liquidity.

NEW  ACCOUNTING  PRONOUNCEMENTS:

The Company has adopted Statements of Financial Accounting Standards No. 130 "Reporting Comprehensive Income" and No. 133 "Accounting for Derivative
Instruments and Hedging Activities." The Company also adopted Statement of Position No. 98-5 "Reporting on the Costs of Start-up Activities." Adoption of these activities did not materially affect the financial statements.

GOING  CONCERN:

The Company's consolidated financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. This factor raises substantial doubt about the Company's ability to continue as a going concern.

Management recognizes that the Company must generate additional resources to enable it to continue operations. The Company intends to begin recognizing significant revenues during year 2000. Management's plans also include the sale of additional equity securities and debt financing from related parties.
However, no assurance can be given that the Company will be successful in raising additional capital.

Further, there can be no assurance, assuming the Company successfully raises additional equity and debt financing, that the Company will achieve profitability or positive cash flow. If management is unable to raise additional capital and expected significant revenues do not result in positive cash flow to meet its obligations, the Company's ability to continue as a going concern will become substantially doubtful.



See  accompanying  independent  auditors'  report.

                            SAF-T-HAMMER CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED DECEMBER 31, 1999 AND 1998




(3)     INCOME  TAXES:

There is no provision for income taxes for the year ended December 31, 1999, due to the net losses. The Company's total deferred tax asset as of December 31, 1999 is as follows:

          Net  operating  loss  carryforwards     $     (1,400,000)
          Effective  tax  rates                                 40%
                                                  -----------------
                                                           560,000
          Valuation  allowance                            (560,000)
                                                  -----------------
                    Net  deferred  taxes          $              -
                                                  =================

The federal net operating loss carryforward will expire in various amounts starting in 2018. This carryforward may be limited upon the consummation of a business combination under IRC Section 381.


(4)     ACCRUED  EXPENSE:

Included in accrued expenses at December 31, 1999 is approximately $21,000 of checkbook overdraft.

(5)     LOANS  PAYABLE,  STOCKHOLDERS:

Loans payable, stockholder, bears interest at 5% per annum on the average balance outstanding, is unsecured and due on September 30, 2001. Pursuant to the terms of this loan agreement, the Company may borrow, through September 30, 2000, up to a limit of $500,000 for use in the Company's normal cause of business. Pursuant to the terms of this agreement dated September 30, 1999, interest payments are due on January 15th and July 15th. In the event that the Company fails to make timely interest payments with 90 days from its due date, the loans become payable on demand. As of December 31, 1999, the Company owed $220,000 under this loan agreement. Subsequent to December 31, 1999, the Company borrowed an additional $193,000.

Loan payable, officer-stockholder, bears interest at 5% per annum on the average balance outstanding, is unsecured and due on September 30, 2001. Pursuant to the terms of this agreement dated September 30, 1999, interest payments are due on January 15th and July 15th. In the event that the Company fails to make timely interest payments with 90 days from its due date, the balance owed becomes payable on demand. As of December 31, 1999, the Company owed $120,000 under this note agreement.

Interest expense for the years ended December 31, 1999 and 1998 amounted to $3,000 and $0, respectively.



See  accompanying  independent  auditors'  report.

                            SAF-T-HAMMER CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED DECEMBER 31, 1999 AND 1998




(6)     STOCKHOLDERS'  DEFICIT:

Prior to October 20, 1998, Saf-T-Hammer Corporation (Formerly De Oro Mines, Inc.) had a total of 532,788 (pre-split) shares of common stock issued and outstanding.

On October 20, 1998, pursuant to an Asset Acquisition Agreement, the Company issued 1,331,250 (pre-split) shares of common stock to Saf-T-Hammer, Inc., which then resulted in a total of 1,864,038 (pre-split) shares of common stock being issued and outstanding. Pursuant to Accounting Principles Board Opinion No. 16, "Accounting for Business Combinations," Saf-T-Hammer, Inc. was the acquirer and De Oro Mines, Inc., the acquiree, and accordingly, this transaction was accounted for as a reverse merger since effective control of the Company was with the officer/shareholders of Saf-T-Hammer, Inc.

Immediately following the Asset Acquisition Agreement and issuance of 1,331,250 (pre-split) shares, the Company forward split its common stock at 4:1 shares, resulting in 7,456,152 shares being issued and outstanding. The Company then changed its name from De Oro Mines, Inc. to Saf-T-Hammer Corporation.

During the first quarter of 1999, the Company commenced a private placement of 1,000,000 shares of its restricted Rule 144 common shares at an offering price of $1.00 per share. The Private Placement was exempt from the registration provisions of the Securities and Exchange Commission Act of 1933 and Rule 504 of Regulation D. As of December 31, 1999, the Company raised approximately $844,000, which is net of offering costs of approximately $70,000.

During the year ended December 31, 1999, the Company issued 137,458 (post-split) shares of its restricted common stock. Accordingly, the Company recorded compensation expense for service of $137,458 during the year.


(7)     SUBSEQUENT  EVENTS  (UNAUDITED):

Acquisition  of  Lost  Coast  Ventures,  Inc.

During March 2000, the Company entered into a Stock Exchange Agreement with MRC Legal Services LLC to acquire 800,000 shares (approximately 80%) of Lost Coast Ventures, Inc., a Delaware Corporation, in exchange for 200,000 shares of its restricted common stock. Pursuant to this Stock Exchange Agreement, immediately following the close of this Agreement, the shareholders will cause Lost Coast Ventures, Inc. to complete a reverse stock split and acquire the remaining 20% of outstanding shares of Lost Coast Ventures, Inc. for cash.

In relation to the Stock Exchange Agreement with MRC Legal Services LLC, the Company also entered into a consulting agreement to negotiate and close the Agreement with certain individuals. Pursuant to this Agreement, the Company will pay $100,000 cash and issue 250,000 shares of its common stock immediately upon the execution of the stock exchange with the Lost Coast shareholders.



See  accompanying  independent  auditors'  report.

                            SAF-T-HAMMER CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                     YEARS ENDED DECEMBER 31, 1999 AND 1998




(7)     SUBSEQUENT  EVENTS  (UNAUDITED),  CONTINUED:

(7)     SUBSEQUENT  EVENTS  (UNAUDITED),  CONTINUED:

Convertible  Debentures

In March 2000, the Company issued 8% convertible debentures with a face value of $1,000,000. The debentures are convertible into shares of the Company's common stock at a 25% discount rate to fair market value on the day of conversion.

See  accompanying  independent  auditors'  report.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

        SAFH as the successor issuer has a fiscal year end of December 31. Lost Coast's fiscal year was June 30. SAFH will retain its December 31 fiscal year end.


EXHIBITS

2.1     Exchange  Agreement  between  MRC  Legal  Services  LLC and Saf-T-Hammer
         Corporation,  dated  as  of  March  31,  2000.

2.2 Consulting Agreement between Saf-T-Hammer Corporation and certain consultants dated as of March 31, 2000.

3.1     Articles  of  Incorporation  of  the  Company

3.2 Amendment to the Articles of Incorporation of the Company filed on October 16, 1996.

3.3 Amendment to the Articles of Incorporation of the Company filed on May 12, 1998.

3.4 Amendment to the Articles of Incorporation of the Company filed on October 22, 1998.

3.5     Bylaws  of  the  Company

23.1    Consent  of  Stonefield  Josephson, Inc., independent public accountant

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SAF-T-HAMMER  CORPORATION

                                              /s/  Mitchell  A.  Saltz
                                              ----------------------------------
                                              Chief  Executive  Officer  and
                                              Chairman  of  the  Board

Date:  April  3,  2000